Exhibit 10.1

AMENDMENT TO PROMISSORY NOTE

This Amendment to Promissory Note (this “Amendment”) dated as of December 29, 2010, is between Recovery Energy, Inc., a Nevada corporation (“Borrower”) and Hexagon Investments, LLC, a Colorado limited liability company (“Lender”).

Recitals

A. Borrower executed and delivered to Lender that certain Promissory Note dated April 14, 2010, in the original principal amount of $15,000,000 made by Borrower and payable to the order of Lender (the “Original Note”).

B. Borrower and Lender now desire to amend the original Note to extend the Maturity Date set forth therein.

Amendments

In consideration of the agreements contained herein, and other good and valuable considerations the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. The Maturity Date of the Original Note shall be extended to September 1, 2012, by amending and restating the third full paragraph on the 1st page of the Original Note to read in its entirety as follows:

“The principal amount of this Note, together with all interest accrued thereon, shall be due and payable in full on September 1, 2012, and such date shall constitute the Maturity Date under this Note and the Credit Agreement for all purposes.”

2. Except as specifically modified by paragraph 1 of this Amendment, all of the terms and conditions of the Original Note remain in full force and effect without modification.

3. All of the terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

EXECUTED by the parties hereto on the date first above written.

HEXAGON INVESTMENTS, LLC By: Hexagon Investments, Inc., Manager By: /s/ Brian Fleischmann Brian Fleischmann Executive Vice President	RECOVERY ENERGY, INC. By: /s/ Jeffrey A. Beunier Jeffrey A. Beunier President and Chief Financial Officer

AMENDMENT TO PROMISSORY NOTE

This Amendment to Promissory Note (this “Amendment”) dated as of December 29, 2010, is between Recovery Energy, Inc., a Nevada corporation (“Borrower”) and Hexagon Investments, LLC, a Colorado limited liability company (“Lender”).

Recitals

C. Borrower executed and delivered to Lender that certain Promissory Note dated March 25, 2010, in the original principal amount of $6,000,000 made by Borrower and payable to the order of Lender (the “Original Note”).

D. Borrower and Lender now desire to amend the original Note to extend the Maturity Date set forth therein.

Amendments

In consideration of the agreements contained herein, and other good and valuable considerations the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

4. The Maturity Date of the Original Note shall be extended to September 1, 2012, by amending and restating the third full paragraph on the 1st page of the Original Note to read in its entirety as follows:

“The principal amount of this Note, together with all interest accrued thereon, shall be due and payable in full on September 1, 2012, and such date shall constitute the Maturity Date under this Note and the Credit Agreement for all purposes.”

5. Except as specifically modified by paragraph 1 of this Amendment, all of the terms and conditions of the Original Note remain in full force and effect without modification.

6. All of the terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

EXECUTED by the parties hereto on the date first above written.

HEXAGON INVESTMENTS, LLC By: Hexagon Investments, Inc., Manager By: /s/ Brian Fleischmann Brian Fleischmann Executive Vice President	RECOVERY ENERGY, INC. By: /s/ Jeffrey A. Beunier Jeffrey A. Beunier President and Chief Financial Officer

AMENDMENT TO PROMISSORY NOTE

This Amendment to Promissory Note (this “Amendment”) dated as of December 29, 2010, is between Recovery Energy, Inc., a Nevada corporation (“Borrower”) and Hexagon Investments, LLC, a Colorado limited liability company (“Lender”).

Recitals

E. Borrower executed and delivered to Lender that certain Promissory Note dated January 29, 2010, in the original principal amount of $4,500,000 made by Borrower and payable to the order of Lender (the “Original Note”).

F. Borrower and Lender now desire to amend the original Note to extend the Maturity Date set forth therein.

Amendments

In consideration of the agreements contained herein, and other good and valuable considerations the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

7. The Maturity Date of the Original Note shall be extended to September 1, 2012, by amending and restating the third full paragraph on the 1st page of the Original Note to read in its entirety as follows:

“The principal amount of this Note, together with all interest accrued thereon, shall be due and payable in full on September 1, 2012, and such date shall constitute the Maturity Date under this Note and the Credit Agreement for all purposes.”

8. Except as specifically modified by paragraph 1 of this Amendment, all of the terms and conditions of the Original Note remain in full force and effect without modification.

9. All of the terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

EXECUTED by the parties hereto on the date first above written.

HEXAGON INVESTMENTS, LLC By: Hexagon Investments, Inc., Manager By: /s/ Brian Fleischmann Brian Fleischmann Executive Vice President	RECOVERY ENERGY, INC. By: /s/ Jeffrey A. Beunier Jeffrey A. Beunier President and Chief Financial Officer